CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 144 to Registration Statement No. 2-75503 on Form N-1A of our reports dated February 23, 2017, relating to the financial statements and financial highlights of Great-West Funds, Inc. (the “Funds”), including Great-West Government Money Market Fund, Great-West Stock Index Fund, Great-West U.S. Government Mortgage Securities Fund, Great-West Bond Index Fund, Great-West S&P Small Cap 600® Index Fund, Great-West Putnam High Yield Bond Fund, Great-West Multi-Manager Large Cap Growth Fund, Great-West MFS International Growth Fund, Great-West Federated Bond Fund, Great-West MFS International Value Fund, Great-West S&P 500® Index Fund, Great-West Invesco Small Cap Value Fund, Great-West Goldman Sachs Mid Cap Value Fund, Great-West Ariel Mid Cap Value Fund, Great-West Loomis Sayles Small Cap Value Fund, Great-West Loomis Sayles Bond Fund, Great-West T. Rowe Price Equity Income Fund, Great-West Short Duration Bond Fund, Great-West T. Rowe Price Mid Cap Growth Fund, Great-West Templeton Global Bond Fund, Great-West S&P Mid Cap 400® Index Fund, Great-West International Index Fund, Great-West Putnam Equity Income Fund, Great-West Real Estate Index Fund, Great-West Multi-Manager Small Cap Growth Fund, Great-West Aggressive Profile I Fund, Great-West Moderately Aggressive Profile I Fund, Great-West Moderate Profile I Fund, Great-West Moderately Conservative Profile I Fund, Great-West Conservative Profile I Fund, Great-West Aggressive Profile II Fund, Great-West Moderately Aggressive Profile II Fund, Great-West Moderate Profile II Fund, Great-West Moderately Conservative Profile II Fund, Great-West Conservative Profile II Fund, Great-West Lifetime Conservative 2015 Fund, Great-West Lifetime 2015 Fund, Great-West Lifetime Conservative 2020 Fund, Great-West Lifetime 2020 Fund, Great-West Lifetime Conservative 2025 Fund, Great-West Lifetime 2025 Fund, Great-West Lifetime Conservative 2030 Fund, Great-West Lifetime 2030 Fund, Great-West Lifetime Conservative 2035 Fund, Great-West Lifetime 2035 Fund, Great-West Lifetime Conservative 2040 Fund, Great-West Lifetime 2040 Fund, Great-West Lifetime Conservative 2045 Fund, Great-West Lifetime 2045 Fund, Great-West Lifetime Conservative 2050 Fund, Great-West Lifetime 2050 Fund, Great-West Lifetime Conservative 2055 Fund, Great-West Lifetime 2055 Fund ,Great-West SecureFoundation® Balanced Fund, Great-West SecureFoundation® Lifetime 2015 Fund, Great-West SecureFoundation® Lifetime 2025 Fund, Great-West SecureFoundation® Lifetime 2035 Fund, Great-West SecureFoundation® Lifetime 2045 Fund, Great-West SecureFoundation® Lifetime 2055 Fund, Great-West SecureFoundation® Lifetime 2020 Fund, Great-West SecureFoundation® Lifetime 2030 Fund, Great-West SecureFoundation® Lifetime 2040 Fund, Great-West SecureFoundation® Lifetime 2050 Fund, Great-West SecureFoundation® Balanced ETF Fund, appearing in the corresponding Annual Reports on Forms N-CSR of the Funds for the year ended December 31, 2016, and to the references to us under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statements of Additional Information, which are part of such Registration Statement.

DELOITTE & TOUCHE LLP

Denver, Colorado

April 28, 2017